SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

 Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 16, 2001

                           SpectraSite Holdings, Inc.
                   ------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                              --------------------
         (State or other jurisdiction of incorporation or organization)



                  0-27217                             56-2027322
              -------------                       -------------------
        (Commission File Number)        (I.R.S. Employer Identification Number)

         100 Regency Forest Drive
                Suite 400
          Cary, North Carolina                         27511
    ------------------------------------           -------------
  (Address of principal executive offices)           (Zip Code)

                                 (919) 468-0112
                             -----------------------
              (Registrant's telephone number, including area code)

Item 5.           Other Events.


         On January 16, 2001, SpectraSite announced in a press release certain operating statistics for the fourth quarter of 2000. A copy of the press release is being filed as exhibit 99.1 to this report.

         On January 19, 2001, SpectraSite announced in a press release that SpectraSite's European joint venture, SpectraSite Transco Ltd, had purchased 19% of the share capital of Paris-based telecommunications network development company SOFRER S.A. A copy of the press release is being filed as exhibit 99.2 to this report.

         On December 20, 2000, SpectraSite completed the private offering of $200,000,000 aggregate principal amount at maturity of 12 1/2% senior notes due 2010, which we refer to as the old notes. SpectraSite entered into a registration rights agreement with the initial purchaser of the old notes in the private offering in which it agreed, among other things, to complete an exchange offer for the old notes. On January 26, 2001, SpectraSite commenced an offer to exchange the old notes for its Series B 12 1/2% senior notes due 2010, which have been registered under the Securities Act of 1933. SpectraSite mailed the exchange offer prospectus and the related letter of transmittal and notice of guaranteed delivery to holders of record of the old notes as of January 24, 2001. In order to be exchanged, outstanding old notes must be properly tendered and accepted. SpectraSite will exchange all old notes validly tendered and not validly withdrawn. SpectraSite will issue registered notes on or promptly after the expiration of the exchange offer. The exchange offer will expire at 5:00 p.m., New York City time, February 26, 2001 unless SpectraSite decides to extend the expiration date. This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the registered notes in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State. A prospectus relating to the exchange offer may be obtained from SpectraSite.



Item 7.           Financial Statements and Exhibits.


         (a)      Financial statements of businesses acquired.

                           None.

         (b)      Pro forma financial information.

                           None.

         (c)      Exhibits.

                           99.1     Press release dated January 16, 2001.


                           99.2     Press release dated January 19, 2001.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    SPECTRASITE HOLDINGS, INC.


         Dated:   1/26/01                        By: /s/ David P. Tomick
               ---------------                      ----------------------------
                                                        David P. Tomick
                                                        Executive Vice President
                                                        and Chief Financial
                                                        Officer